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                                                                   EXHIBIT 23.01

                               CONSENT OF COUNSEL


     We hereby consent to all references to our firm under the captions "Tax Consequences" and "Lawyers; Accountants" in this Registration Statement on Form S-1 (Reg. No. 333- ) and the related Prospectus of Man-AHL 130, LLC.


/s/ Sidley Austin Brown & Wood LLP
June 24, 2005